UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): October 14, 2015

                   Blue Water Bar & Grill, Inc.

 (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	333-194482 (Commission File Number)	46-3073820 (I.R.S. Employer Identification Number)

              Lake Side Drive #5, Indigo Bay, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

                                                  Stream Flow Media, Inc.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective on October 14, 2015, the Registrant filed an Amendment to Articles of Incorporation changing the name of the corporation from Stream Flow Media, Inc. to Blue Water Bar & Grill, Inc. (“Blue Water”).  Subsequently, FINRA approved the name change along with a trading symbol change.  Effective at the open of the market on October 16, 2015, Blue Water’s new trading symbol on the OTC Bulletin Board (OTCBB) will be “BWBG”.

Item 8.01

Other Events

In conjunction with the name change Blue Water is relocating its executive offices.  Effective immediately Blue Water’s new executive offices will be:

Blue Water Bar & Grill, Inc.

Phone:

(949) 264-1475

Lake Side Drive #5

Fax:

(949) 607-4052

Indigo Bay, Cole Bay

Web:

www.bluewaterbar.com

St. Maarten, Dutch West Indies

E-Mail:

info@bluewaterbar.com

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit 3.4

Amendment to Articles of Incorporation effected October 14, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER BAR & GRILL, INC.

Dated: October 15, 2015

By:

/s/ Gregory Galanis

Gregory Galanis

President and Chief Executive Officer

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